SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2005

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	000-29225 (Commission File Number)	73-1513309 (I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K dated August 12, 2005.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
10.1†	Intercarrier Multistandard Roaming Agreement by and among Cingular Wireless LLC, Dobson Cellular Systems, Inc. and American Cellular Corporation effective August 12, 2005

10.2†	Addendum to GSM Operating Agreements by and among New Cingular Wireless Services, Inc., Dobson Cellular Systems, Inc. and American Cellular Corporation effective August 12, 2005

†	Confidential treatment has been requested for a portion of this document.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION
Date: August 23, 2005	By:	/s/ Ronald L. Ripley
	Name:	Ronald L. Ripley
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1†	Intercarrier Multistandard Roaming Agreement by and among Cingular Wireless LLC, Dobson Cellular Systems, Inc. and American Cellular Corporation effective August 12, 2005

10.2†	Addendum to GSM Operating Agreements by and among New Cingular Wireless Services, Inc., Dobson Cellular Systems, Inc. and American Cellular Corporation effective August 12, 2005

†	Confidential treatment has been requested for a portion of this document.